UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2012

Eastman Kodak Company

(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-041750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street, Rochester, New York		14650
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

On January 19, 2012, Eastman Kodak Company (the “Company”) and its U.S. subsidiaries (the “Filing Subsidiaries,” and together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) case number 12-10202. The Company’s foreign subsidiaries (collectively, the “Non-Filing Entities”) were not part of the Bankruptcy Filing. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. The Non-Filing Entities will continue to operate in the ordinary course of business.

A copy of the press release announcing the Bankruptcy Filing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.04.	Triggering Events That Accelerate Or Increase A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement.

The Bankruptcy Filing described in Item 1.03 above constituted an event of default with respect to the following debt instruments (the “Debt Documents”):

•

Indenture, dated as of March 15, 2011, by and among Eastman Kodak Company, the subsidiary guarantors parties thereto and The Bank of New York Mellon, as Trustee, with respect to approximately $250,000,000 principal amount, together with accrued and unpaid interest on outstanding debt securities in the form of 10.625% Senior Secured Notes;

•

Indenture, dated as of March 5, 2010, by and among Eastman Kodak Company, the subsidiary guarantors parties thereto and The Bank of New York Mellon, as Trustee, with respect to approximately $500,000,000 principal amount, together with accrued and unpaid interest on outstanding debt securities in the form of 9.75% Senior Secured Notes;

•

Indenture, dated as of September 23, 2009, between Eastman Kodak Company and The Bank of New York Mellon, as Trustee, with respect to approximately $400,000,000 principal amount, together with accrued and unpaid interest on outstanding debt securities in the form of 7.00% Convertible Senior Notes;

•

Indenture, dated as of October 10, 2003, by and among Eastman Kodak Company, the subsidiary guarantors parties thereto and The Bank of New York Mellon, as Trustee, with respect to approximately $250,000,000 principal amount, together with accrued and unpaid interest on outstanding debt securities in the form of 7.25% Senior Notes due 2013; and

•

Second Amended and Restated Credit Agreement, dated as of April 26, 2011, by and among Eastman Kodak Company, Kodak Canada Inc., the subsidiary guarantors parties thereto, the lenders parties thereto, Bank of America, N.A., as administrative agent and co-collateral agent, Citicorp USA, Inc., as co-collateral agent, and the other arrangers, agents and bookrunners party thereto, with respect to approximately $196,000,000 principal amount, together with accrued and unpaid interest outstanding.

The Debt Documents provide that as a result of the Bankruptcy Filing the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Documents are stayed as a result of the Bankruptcy Filing and the creditors’ rights of enforcement in respect of the Debt Documents are subject to the applicable provisions of the Bankruptcy Code.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 19, 2012

This report on Form 8–K, including the exhibit attached hereto, includes “forward–looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward–looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or business trends, and other information that is not historical information. When used in this report on Form 8–K, including the exhibit attached hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward–looking statements. All forward–looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10–K under Item 1A of Part 1, in the Company’s most recent quarterly report on Form 10–Q under Item 1A of Part II and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York and in other filings the Company makes with the SEC from time to time, as well as the following: the ability of the Company to continue as a going concern, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases, the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the chapter 11 cases, Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general, the length of time the Company will operate under the chapter 11 cases, risks associated with third party motions in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization once such plans are developed, the potential adverse effects of the chapter 11 proceedings on the Company’s liquidity, results of operations, brand or business prospects, the ability to execute the Company’s business and restructuring plan, increased legal costs related to the Bankruptcy Filing and other litigation, our ability to raise sufficient proceeds from the sale of non-core assets and the potential sale of our digital imaging patent portfolios within our plan, the Company’s ability to generate or raise cash and maintain a cash balance sufficient to fund continued investments, capital needs, restructuring payments and service its debt, the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, suppliers and service providers, to maintain product reliability and quality, to effectively anticipate technology trends and develop and market new products, to retain key executives, managers and employees, our ability to successfully license and enforce our intellectual property rights and the ability of the Company’s non-US subsidiaries to continue to operate their businesses in the normal course and without court supervision. There may be other factors that may cause the Company’s actual results to differ materially from the forward–looking statements. All forward–looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8–K, and the date of the exhibit attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward–looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

Date: January 19, 2012

	By:	/s/ Patrick M. Sheller
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 19, 2012

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